UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2010

ORRSTOWN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

001-34292	23-2530374
(Commission file number)	(IRS employer ID)

77 East King Street, Shippensburg Pennsylvania	17257
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code - (717) 532-6114

N/A

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On March 23, 2010, Orrstown Financial Services, Inc. (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., as representative of the underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company will issue and sell to the Underwriters 1,481,481 shares of the Company’s common stock, without par value per share (the “Common Stock”). The public offering price of the Common Stock is $27.00 per share. The Company has also granted the Underwriters a 30-day option to purchase up to 222,222 additional shares to cover over-allotments, if any.

The Underwriting Agreement contains customary representations, warranties, and covenants that are valid as among the parties and as of the date of entering into the Underwriting Agreement. The Company expects to close the sale of Common Stock on March 29, 2010, subject to customary closing conditions.

The shares of Common Stock were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-164780) (the “Registration Statement”). The offer and sale of the Common Stock is being made under the Company’s prospectus, dated February 23, 2010, filed as part of the Registration Statement, as supplemented by the final prospectus supplement dated March 23, 2010.

Pursuant to the Underwriting Agreement, the directors and executive and other key officers of the Company entered into agreements substantially in the form included in the Underwriting Agreement providing for a 90-day “lock-up” period pursuant to which they agreed, subject to certain exceptions, not to: (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, without the prior written consent of Sandler O’Neill & Partners, L.P.

In connection with the issuance and sale of the Common Stock, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1), (ii) the opinion of Rhoads & Sinon LLP as to the legality of the shares of Common Stock (Exhibit 5.1), (iii) the consent of Rhoads & Sinon LLP (Exhibit 23.1), and (iv) certain information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.2).

Item 8.01	Other Events.

On March 23, 2010, the Company issued a press release announcing the pricing of the Common Stock referenced in Item 1.01 above. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 23, 2010, by and between Orrstown Financial Services, Inc. and Sandler O’Neill & Partners, L.P., as representative of the underwriters.

5.1	Opinion of Rhoads & Sinon LLP regarding the legality of the securities offered.

23.1	Consent of Rhoads & Sinon LLP (included in Exhibit 5.1).

99.1	Press Release dated March 23, 2010.

99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Orrstown Financial Services, Inc.

Date: March 23, 2010	By:	/S/ THOMAS R. QUINN, JR.
Thomas R. Quinn, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 23, 2010, by and between Orrstown Financial services, Inc. and Sandler O’Neill & Partners, L.P., as representative of the underwriters.

5.1	Opinion of Rhoads & Sinon LLP regarding the legality of the securities offered.

23.1	Consent of Rhoads & Sinon LLP (included in Exhibit 5.1).

99.1	Press Release dated March 23, 2010.

99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement.